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As filed with the Securities and Exchange Commission on December 15, 2003

Registration No. 333-109648

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2
ON FORM S-4
TO
FORM S-1

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ADVANSTAR COMMUNICATIONS INC.
(Exact Name of Registrant as Specified in Its Charter)

New York (State or Other Jurisdiction of Incorporation or Organization)	7389 (Primary Standard Industrial Classification Code Number)	59-2757389 (I.R.S. Employer Identification Number)

545 Boylston Street, 9th Floor
Boston, MA 02116
(617) 267-6500
SEE TABLE OF ADDITIONAL REGISTRANTS
(Address, Including Zip Code, and Telephone Number Including Area Code, of Registrant's Principal Executive Offices)

David W. Montgomery
Vice President-Finance, Chief Financial Officer & Secretary
Advanstar Communications Inc.
131 West First Street
Duluth, MN 55802
(218) 723-9200
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:
Michael Kaplan, Esq.
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
(212) 450-4000

        Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

        If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

CALCULATION OF REGISTRATION FEE

Title Of Each Class Of Securities To Be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount Of Registration Fee(2)

Second Priority Senior Secured Floating Rate Exchange Notes	$130,000,000	100%	$130,000,000	$10,517

10 3/4% Second Priority Senior Secured Exchange Notes	$300,000,000	100%	$300,000,000	$24,270

Guarantees	$—	$—	$—	$—(3)

(1)
Estimated solely for the purpose of calculating the amount of the registration fee.

(2)
Previously paid on October 10, 2003.

(3)
Pursuant to Rule 457(n), no registration fee is payable with respect to the guarantees of the notes to be issued by the additional registrants.

        The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

REGISTRANT	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	PRIMARY STANDARD INDUSTRIAL CLASSIFICATION NUMBER	I.R.S. EMPLOYER IDENTIFICATION NUMBER
Men's Apparel Guild in California, Inc.	California	7389	95-1588605
Applied Business teleCommunications	California	7389	94-2896012

 EXPLANATORY NOTE

        No form of prospectus is filed with this Amendment No. 2 to the registration statement. This amendment is being filed solely to file an exhibit.

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Advanstar Communications Inc. (the "Company") is a New York Corporation. Section 402(b) of the New York Business Corporation ("NYBCL") statute generally provides that a company's certificate of incorporation may set forth a provision eliminating or limiting the personal liability of its directors for damages for any breach of duty in such capacity, provided that no such provision shall eliminate or limit the liability of any director if a judgment or other final adjudication adverse to him establishes (i) that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law; or (ii) that he personally gained in fact a financial profit or other advantage to which he was not legally entitled; or (iii) that his acts violated section 719 of the NYBCL.

        In addition, section 722(a) of the NYBCL generally provides that a corporation may indemnify officers made, or threatened to be made, a party to an action or proceeding, other than one by or in the right of the corporation to procure a judgment in its favor, including an action by or in the right of any other corporation, or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he was a director or officer of the corporation, or served such other corporation, or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys fees, if such director or officer acted in good faith.

        Section 722(c), in general, further provides that a corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation, or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys fees in connection with the defense or settlement of such action if such director or officer acted in good faith.

        Generally, the Company's certificate of incorporation eliminates the personal liability of its directors to the fullest extent permitted by the provisions of paragraph (b) of section 402 of the NYBCL. In addition, the Company's bylaws indemnify its directors and officers in connection with any proceeding, including an action by or in the right of the corporation, by reason of the fact that such person is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, trustee, employee or agent of another corporation or other enterprise, except in relation to matters as to which a director or officer is adjudged to have breached his duty of care or to have acted in bad faith.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (A) EXHIBITS

EXHIBIT NO.	DOCUMENT
1.1	Registration Rights Agreement dated as of August 18, 2003 between Advanstar Communications Inc. and Credit Suisse First Boston LLC, as representative of itself and Banc of America Securities LLC and Fleet Securities, Inc., as Initial Purchasers of the old notes issued in August 2003 (Previously filed)

1.1.1
Registration Rights Agreement dated as of September 25, 2003 between Advanstar Communications Inc. and Credit Suisse First Boston LLC, as Initial Purchaser of the old notes issued in September 2003 (Previously filed)
2.1
Asset Purchase Agreement among Thomson Healthcare Inc., Global Information Licensing Corporation and Advanstar Communications Inc. dated as of August 22, 2003 (Previously filed as an exhibit to Advanstar, Inc.'s current report on Form 8-K filed on October 16, 2003 and incorporated by reference herein)
2.1.1
Amendment No. 1 dated October 1, 2003 to the Asset Purchase Agreement dated as of August 22, 2003 among Thomson Healthcare Inc., Global Information Licensing Corporation and Advanstar Communications Inc. (Previously filed as an exhibit to Advanstar, Inc.'s current report on Form 8-K filed on October 16, 2003 and incorporated by reference herein)
3.1
Certificate of Incorporation of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.1.1
Certificate of Amendment of the Certificate of Incorporation of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
3.2
Amended and Restated By-Laws of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 and incorporated by reference herein)
3.3
Certificate of Incorporation of Men's Apparel Guild in California, Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.4	By-Laws of Men's Apparel Guild in California, Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.5
Certificate of Incorporation of Applied Business teleCommunications (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.6	By-Law's of Applied Business teleCommunications (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
4.1
Indenture, dated as of August 18, 2003 among Advanstar Communications Inc., the Guarantors party thereto and the Trustee (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
4.2	Intercreditor Agreement dated as of August 18, 2003 among Advanstar Communications Inc., Fleet National Bank, Credit Suisse First Boston and Wells Fargo Bank Minnesota N.A. (Previously filed)
4.3
Indenture dated as of February 21, 2001 amount Advanstar Communications Inc., the Guarantors party thereto and Wells Fargo Bank Minnesota, N.A., as Trustee (Previously filed as an exhibit to the Company's 2000 Annual Report on Form 10-K and incorporated by reference herein)

The Company has not filed certain debt instruments with respect to long-term debt that does not exceed ten percent of the total assets of the Company and its subsidiaries on a consolidated basis. The Company hereby agrees to furnish a copy of such instruments to the Commission upon request.
5.1	Opinion of Davis Polk & Wardwell with respect to the new notes (Previously filed)
10.1
Advanstar Holdings Corp. 2000 Management Plan Incentive dated as of October 11, 2000 (as amended September 17, 2002 and December 10, 2002). (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2002 and incorporated by reference herein)
10.2	Advanstar Holdings Corp. Shareholders' Agreement dated as of October 11, 2000 (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
10.2.1
First Amendment and Waiver to Shareholders' Agreement dated as of February 21, 2001 (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
10.2.2
Second Amendment and Waiver to Shareholders' Agreement dated as of April 4, 2001 (Previously filed as an Exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
10.3
Credit Agreement, dated as of October 11, 2000, as amended and restated November 7, 2000, among the Company, the guarantors party thereto and the lenders party thereto. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
10.3.1	First Amendment to Credit Agreement, dated as of March 22, 2002 (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.3.2
Second Amendment to Credit Agreement dated as of March 28, 2003 (Previously filed as an exhibit to the Company's Current Report on Form 8-K filed on April 15, 2003 and incorporated by reference herein)
10.3.3	Third Amendment to Credit Agreement, dated as of August 18, 2003 (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
10.4	Employment Agreement, dated October 3, 2003, between Advanstar, Inc. and Robert Krakoff*
10.5
Employment Agreement, dated August 14, 2000, between Advanstar, Inc. and James M. Alic. (Previously filed as an exhibit to Advanstar, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and incorporated by reference herein)
10.5.1
Amendment to Employment Agreement, effective March 1, 2002, between Advanstar, Inc. and James M. Alic (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.6	Employees' 401(k) Plan and Trust, as amended. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)

10.7
Agreement, dated July 31, 1997, between Advanstar Communications Inc. and Banta Publications. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
10.8	Employment Agreement dated November 21, 2003 between Advanstar, Inc. and Joseph Loggia (Previously filed)
10.9	Direct Investment Plan dated as of October 11, 2000 (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.10
Registration Rights Agreement dated as of February 21, 2001 between the Company and Credit Suisse First Boston Corporation, Fleet Securities, Inc., Barclays Capital Inc., BMO Nesbitt Burns Inc. and Dresdner Kleinwort Benson North America LLC, as Initial Purchasers (Previously filed as an exhibit to the Company's Registration Statement Form S-4 (File No. 333-57201) and incorporated by reference herein)
10.11
Advisory Agreement, effective December 10, 2002, between Advanstar, Inc. and Douglas B. Fox (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2002 and incorporated by reference herein)
10.12	Letter, dated February 7, 1994, between the Company and David W. Montgomery (Previously filed as an exhibit to the Company's Annual Report on Form 10-K/A for 2002 and incorporated by reference herein)
10.13
Agreement, dated February 19, 1999, by and among Advanstar, Inc., Advanstar Communications Inc. and Eric I. Lisman (Previously filed as an exhibit to the Company's Annual Report on Form 10-K/A for 2002 and incorporated by reference herein)
12.1	Computation of Ratio of Earnings to Fixed Charges (Previously filed)
21.1	Subsidiaries of Advanstar Communications, Inc. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
23.1	Consent of Davis Polk & Wardwell (contained in their opinion filed as Exhibit 5.1) (Previously filed)
23.2	Consent of PricewaterhouseCoopers LLP (Previously filed)
24.1	Power of Attorney (Previously filed)
25.1	Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 for second priority senior secured floating rate notes due 2008 (Previously filed)
25.1.1.	Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 for 10 3/4% second priority senior secured notes due 2010 (Previously filed)
99.1	Form of Letter of Transmittal (Previously filed)
99.2	Form of Notice of Guaranteed Delivery (Previously filed)
99.3	Form of Letter to Clients (Previously filed)
99.4	Form of Letter to Nominees (Previously filed)
99.5	Form of Instructions to Registered Holder and/or Book-Entry Transfer Participant from Owner (Previously filed)

*
Filed herewith

(B) FINANCIAL STATEMENT SCHEDULES

SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS.
ADVANSTAR COMMUNICATIONS INC. VALUATION AND QUALIFYING ACCOUNTS

	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions(1)	Balance at End of Period
		Additions
Allowance for doubtful accounts
Advanstar
Year ended December 31, 2002	$970,000	$1,639,000	$—	$1,560,000	$1,049,000
Year ended December 31, 2001	725,000	2,768,000	—	2,523,000	970,000
Period from October 12, 2000 to December 31, 2000	—	956,500	—	231,500	725,000
Predecessor
Period from January 1, 2000 to October 11, 2000	709,000	1,406,500	—	1,412,500	703,000

(1)
Uncollectible accounts written off.

        All other financial schedules are omitted because they are not applicable or the information is included in the financial statements or related notes.

(C) Not applicable.

ITEM 22. UNDERTAKINGS

  (a)
  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (b)
  The undersigned hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b) or 11 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to that request.

  (c)
  The undersigned hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Advanstar Communications, Inc. has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Duluth, State of Minnesota, on December 15, 2003.

ADVANSTAR COMMUNICATIONS INC.
By:	/s/ DAVID W. MONTGOMERY
	Name:	David W. Montgomery
	Title:	Vice President—Finance, Chief Financial Officer and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Robert L. Krakoff	Chairman of the Board and Chief Executive Officer	December 15, 2003
/s/ DAVID W. MONTGOMERY David W. Montgomery	Vice President—Finance, Chief Financial Officer, Secretary and Principal Accounting Officer	December 15, 2003
* James M. Alic	Director	December 15, 2003
* Joseph Loggia	Director	December 15, 2003
* OhSang Kwon	Director	December 15, 2003
* James A. Quella	Director	December 15, 2003
* David M. Wittels	Director	December 15, 2003
* Douglas B. Fox	Director	December 15, 2003

*
The undersigned, by signing his name hereto, does sign and execute this amendment to the registration statement pursuant to the power of attorney executed by the above named directors and officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers and directors.

By:	/s/ DAVID W. MONTGOMERY
	Name:	David W. Montgomery
	Title:	Vice President—Finance, Chief Financial Officer and Secretary

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Applied Business teleCommunications has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Duluth, State of Minnesota, on December 15, 2003.

APPLIED BUSINESS TELECOMMUNICATIONS
By:	/s/ David W. Montgomery
	Name:	David W. Montgomery
	Title:	Vice President—Finance, Chief Financial Officer and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Robert L. Krakoff	Chairman of the Board and Chief Executive Officer	December 15, 2003
/s/ David W. Montgomery David W. Montgomery	Vice President—Finance, Chief Financial Officer, Secretary and Principal Accounting Officer	December 15, 2003
* Joseph Loggia	Director	December 15, 2003
* James M. Alic	Director	December 15, 2003
*
The undersigned, by signing his name hereto, does sign and execute this amendment to the registration statement pursuant to the power of attorney executed by the above named directors and officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers and directors.

By:	/s/ DAVID W. MONTGOMERY
	Name:	David W. Montgomery
	Title:	Vice President—Finance, Chief Financial Officer and Secretary

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Men's Apparel Guild in California, Inc. has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Duluth, State of Minnesota, on December 15, 2003.

MEN'S APPAREL GUILD IN CALIFORNIA, INC.
By:	/s/ David W. Montgomery
	Name:	David W. Montgomery
	Title:	Vice President—Finance, Chief Financial Officer and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Robert L. Krakoff	Chairman of the Board and Chief Executive Officer	December 15, 2003
/s/ David W. Montgomery David W. Montgomery	Vice President—Finance, Chief Financial Officer, Secretary and Principal Accounting Officer	December 15, 2003
* Joseph Loggia	Director	December 15, 2003
* James M. Alic	Director	December 15, 2003
*
The undersigned, by signing his name hereto, does sign and execute this amendment to the registration statement pursuant to the power of attorney executed by the above named directors and officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers and directors.

By:	/s/ DAVID W. MONTGOMERY
	Name:	David W. Montgomery
	Title:	Vice President—Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT
1.1	Registration Rights Agreement dated as of August 18, 2003 between Advanstar Communications Inc. and Credit Suisse First Boston LLC, as representative of itself and Banc of America Securities LLC and Fleet Securities, Inc., as Initial Purchasers of the old notes issued in August 2003 (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-109648) and incorporated by reference herein)
1.1.1
Registration Rights Agreement dated as of September 25, 2003 between Advanstar Communications Inc. and Credit Suisse First Boston LLC, as Initial Purchaser of the old notes issued in September 2003 (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-109648) and incorporated by reference herein)
2.1
Asset Purchase Agreement among Thomson Healthcare Inc., Global Information Licensing Corporation and Advanstar Communications Inc. dated as of August 22, 2003 (Previously filed as an exhibit to Advanstar, Inc.'s current report on Form 8-K filed on October 16, 2003 and incorporated by reference herein)
2.1.1
Amendment No. 1 dated October 1, 2003 to the Asset Purchase Agreement dated as of August 22, 2003 among Thomson Healthcare Inc., Global Information Licensing Corporation and Advanstar Communications Inc. (Previously filed as an exhibit to Advanstar, Inc.'s current report on Form 8-K filed on October 16, 2003 and incorporated by reference herein)
3.1
Certificate of Incorporation of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.1.1
Certificate of Amendment of the Certificate of Incorporation of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
3.2
Amended and Restated By-Laws of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 and incorporated by reference herein)
3.3
Certificate of Incorporation of Men's Apparel Guild in California, Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.4	By-Laws of Men's Apparel Guild in California, Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.5
Certificate of Incorporation of Applied Business teleCommunications (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.6	By-Law's of Applied Business teleCommunications (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
4.1
Indenture, dated as of August 18, 2003 among Advanstar Communications Inc., the Guarantors party thereto and the Trustee (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
4.2	Intercreditor Agreement dated as of August 18, 2003 among Advanstar Communications Inc., Fleet National Bank, Credit Suisse First Boston and Wells Fargo Bank Minnesota N.A. (Previously filed)

4.3
Indenture dated as of February 21, 2001 amount Advanstar Communications Inc., the Guarantors party thereto and Wells Fargo Bank Minnesota, N.A., as Trustee (Previously filed as an exhibit to the Company's 2000 Annual Report on Form 10-K and incorporated by reference herein)

The Company has not filed certain debt instruments with respect to long-term debt that does not exceed ten percent of the total assets of the Company and its subsidiaries on a consolidated basis. The Company hereby agrees to furnish a copy of such instruments to the Commission upon request.
5.1	Opinion of Davis Polk & Wardwell with respect to the new notes (Previously filed)
10.1
Advanstar Holdings Corp. 2000 Management Plan Incentive dated as of October 11, 2000 (as amended September 17, 2002 and December 10, 2002) (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2002 and incorporated by reference herein)
10.2
Advanstar Holdings Corp. Shareholders' Agreement dated as of October 11, 2000. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
10.2.1
First Amendment and Waiver to Shareholders' Agreement dated as of February 21, 2001 (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
10.2.2
Second Amendment and Waiver to Shareholders' Agreement dated as of April 4, 2001 (Previously filed as an Exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
10.3
Credit Agreement, dated as of October 11, 2000, as amended and restated November 7, 2000, among the Company, the guarantors party thereto and the lenders party thereto. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
10.3.1	First Amendment to Credit Agreement, dated as of March 22, 2002 (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.3.2
Second Amendment to Credit Agreement dated as of March 28, 2003 (Previously filed as an exhibit to the Company's Current Report on Form 8-K filed on April 15, 2003 and incorporated by reference herein)
10.3.3	Third Amendment to Credit Agreement, dated as of August 18, 2003 (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
10.4	Employment Agreement, dated October 3, 2003, between Advanstar, Inc. and Robert Krakoff*
10.5
Employment Agreement, dated August 14, 2000, between Advanstar, Inc. and James M. Alic. (Previously filed as an exhibit to Advanstar, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and incorporated by reference herein)
10.5.1
Amendment to Employment Agreement, effective March 1, 2002, between Advanstar, Inc. and James M. Alic (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.6	Employees' 401(k) Plan and Trust, as amended. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)

10.7
Agreement, dated July 31, 1997, between Advanstar Communications Inc. and Banta Publications. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
10.8	Employment Agreement dated November 21, 2003 between Advanstar, Inc. and Joseph Loggia (Previously filed)
10.9	Direct Investment Plan dated as of October 11, 2000 (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.10
Registration Rights Agreement dated as of February 21, 2001 between the Company and Credit Suisse First Boston Corporation, Fleet Securities, Inc., Barclays Capital Inc., BMO Nesbitt Burns Inc. and Dresdner Kleinwort Benson North America LLC, as Initial Purchasers (Previously filed as an exhibit to the Company's Registration Statement Form S-4 (File No. 333-57201) and incorporated by reference herein)
10.11
Advisory Agreement, effective December 10, 2002, between Advanstar, Inc. and Douglas B. Fox (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2002 and incorporated by reference herein)
10.12	Letter, dated February 7, 1994, between the Company and David W. Montgomery (Previously filed as an exhibit to the Company's Annual Report on Form 10-K/A for 2002 and incorporated by reference herein)
10.13
Agreement, dated February 19, 1999, by and among Advanstar, Inc., Advanstar Communications Inc. and Eric I. Lisman (Previously filed as an exhibit to the Company's Annual Report on Form 10-K/A for 2002 and incorporated by reference herein)
12.1	Computation of Ratio of Earnings to Fixed Charges (Previously filed)
21.1	Subsidiaries of Advanstar Communications, Inc. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
23.1	Consent of Davis Polk & Wardwell (contained in their opinion filed as Exhibit 5.1) (Previously filed)
23.2	Consent of PricewaterhouseCoopers LLP (Previously filed)
24.1	Power of Attorney (Previously filed)
25.1	Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 for second priority senior secured floating rate notes due 2008 (Previously filed)
25.1.1.	Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 for 10 3/4% second priority senior secured notes due 2010 (Previously filed)
99.1	Form of Letter of Transmittal (Previously Filed)
99.2	Form of Notice of Guaranteed Delivery (Previously filed)
99.3	Form of Letter to Clients (Previously filed)
99.4	Form of Letter to Nominees (Previously filed)
99.5	Form of Instructions to Registered Holder and/or Book-Entry Transfer Participant from Owner (Previously filed)

*
Filed herewith

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EXPLANATORY NOTE
INFORMATION NOT REQUIRED IN PROSPECTUS
SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS. ADVANSTAR COMMUNICATIONS INC. VALUATION AND QUALIFYING ACCOUNTS
SIGNATURES
SIGNATURES
SIGNATURES
EXHIBIT INDEX